UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2008

I.C. ISAACS & COMPANY, INC.
(Exact name of registrant as specified in its charter)

        Delaware                                                                               0-23379                                                             52-1377061
        (State or other jurisdiction of                                                                       (Commission File                                                          (IRS Employer
        incorporation or organization)                                                                            Number)                                                                Identification No.)

475 10th Avenue, 9th Floor, New York, NY 10018
(Address, including zip code, of principal executive offices)

(646) 459-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

(a)(1)        Dismissal of BDO Seidman, LLP

(i)            On July 11, 2008, I.C. Isaacs & Company, Inc. (the “Company”) dismissed BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm.

(ii)           The audit report of BDO on the consolidated financial statements of the Company as of and for the year ended December 31, 2007 contained a qualified opinion raising substantial doubt regarding the Company’s ability to continue as a going concern because of the Company’s significant operating loss in fiscal 2007 and because of the Company’s expectation of future operating losses and negative cash flows from operations. The audit report of BDO on the consolidated financial statements of the Company as of and for the year ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)           The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) recommended and approved the decision to change independent registered public accounting firms.

(iv)           During the Company’s two most recent fiscal years ended December 31, 2007 and December 31, 2006, and from January 1, 2008 through March 31, 2008, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

(v)           During the Company’s two most recent fiscal years ended December 31, 2007 and December 31, 2006, and from January 1, 2008 through March 31, 2008, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that as of the end of fiscal 2007 (year ended December 31, 2007), the Company’s disclosure controls and procedures were not effective due to the existence of a material weakness related to limited finance and accounting personnel to prepare and review financial statements, as more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

(vi)           The Company has provided BDO with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company requested BDO to furnish the Company with a letter, as required by Item 304(a)(3) of Regulation S-K, addressed to the SEC, stating whether or not BDO agrees with the above statements. Such letter will be filed by amendment to this Current Report on Form 8-K (the “Report”).

(a)(2)                      Engagement of Independent Registered Public Accounting Firm

The Audit Committee is currently in the process of engaging a new independent registered public accounting firm to audit the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2008. When such accounting firm has been engaged, the Company will file a Current Report on Form 8-K announcing the engagement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2008, the Board of Directors of the Company increased its number of directors from seven to nine and upon the recommendation of the Nominating Committee of the Board of Directors, appointed Ernest Jacquet and Laurent Frerebaut as directors of the Company. Each will serve on the Board of Directors until the 2008 annual meeting of stockholders, scheduled for July 29, 2008, and until his successor is duly elected and qualified. At this time, neither Mr. Jacquet nor Mr. Frerebaut will serve on any of the committees of the Board of Directors.

Mr. Jacquet is the part owner of Premium Brands LLC, which licenses M F Girbaud throughout Asia, and Freedom Capital Partners Limited (“Freedom Capital”). In addition, Mr. Jacquet has served as the Managing Partner of Parthenon Capital since 1998 and has been a director of Freedom Capital since 2006. He is also the Chairman of Mentor Partners and has served in that capacity since 2007. Mr. Jacquet is currently a director of Interline Brands Inc. (NYSE: IBI), previously serving as its Chairman. As the part owner of Freedom Capital, Mr. Jacquet may be deemed to beneficially own 1,831,750 shares, or 4.9%, of the Company’s common stock.

Mr. Frerebaut has served as License & Development Director of Marithe + François Girbaud since 2006. From 2002 through 2006, he was the Group Leasing Director of Value Retail and served as Export Director of KENZO (LVMH) from 1996 through 2002. Mr. Frerebaut does not own any shares of the Company’s common stock.

                Pursuant to an Investor Rights Agreement, dated as of May 9, 2008 (as amended on July 1, 2008, the “Investor Rights Agreement”), by and between the Company and Wurzburg Holding S.A. (“Wurzburg”) (the Company’s largest stockholder), Textile Investment International S.A. (“Textile”) (an affiliate of Wurzburg), Messrs. Oliver Bachellerie and René Faltz, the Company has the right to appoint to the Board of Directors three individuals designated by Wurzburg (each such individual, a “Wurzburg Designee”). Messrs. Jacquet and Frerebaut are each a Wurzburg Designee.

There has been no transaction, nor is there any currently proposed transaction, to which the Company was or is to be a party, in which Mr. Jacquet or Mr. Frerebaut had or is to have a direct or indirect material interest. There are no family relationships between Messrs. Jacquet and Frerebaut, on the one hand, and any of the Company’s directors, executive officers or persons nominated or charged by the Company to become directors, on the other hand.

Item 8.01	Other Information.

On July 17, 2008, the Board of Directors of the Company unanimously approved (i) the termination of the Company’s registration of common stock under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) the suspension of the Company’s obligation to file periodic and current reports under Sections 13 and 15 of the Exchange Act. The Company plans to effect such termination and suspension in August 2008 prior to the filing deadline of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

The Company took such action voluntarily and not based on its receipt of any notice indicating that the Company failed to satisfy any rule or standard for continued quotation on the OTC Bulletin Board (“OTCBB”) and not because the Company was aware of any material noncompliance with the rules of the OTCBB. The deregistration of the Company’s common stock was approved at a meeting of the Board of Directors after consultation with management and due consideration of the advantages and disadvantages of continuing registration and quotation on the OTCBB.

The Company expects, but cannot ensure, that its common stock will be quoted on the Pink Sheets after it is removed from quotation on the OTCBB.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    I.C. Isaacs & Company, Inc.

Date: July 17, 2008                                                                           By:  /s/ Timothy J. Tumminello
Timothy J. Tumminello
Vice President and Controller,
Interim Principal Financial Officer